LEASES (Details1) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
LEASES
Right-of-use assets	$ 102,509	$ 13,107
Lease liabilities, current	63,410	10,887
Lease liabilities, non-current	32,525	0
Total lease liabilities	$ 95,935	$ 10,887